Exhibit 10.12

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (“Amendment”) is made by and between Ceridian HCM, Inc. (“Ceridian HCM”) and Lisa Sterling (“Executive”).

WHEREAS, Ceridian HCM and Executive are parties to an existing Employment Agreement with an effective date of January 4, 2018 (the “Employment Agreement”);

WHEREAS, Ceridian HCM and Executive desire to amend the Employment Agreement as reflected herein.

NOW, THEREFORE, the parties agree that effective as of full execution of this Amendment, the following amendment will be made a part of the Employment Agreement:

1.Section 2.01 of the Employment Agreement shall be amended by deleting the phrase “reporting to the Chief Executive Officer” and replacing it with “reporting to the executive role as identified by Ceridian from time to time”.

This Amendment will be attached to and be a part of the Employment Agreement between Ceridian HCM and Executive.

Except as set forth herein, the Employment Agreement will remain in full force and effect without modification.

CERIDIAN HCM, INC.
Date:	November 7, 2019	By:	/s/ David Ossip
David Ossip
		Its:	Chief Executive Officer

EXECUTIVE:

Date:	November 7, 2019	/s/ Lisa Sterling
Lisa Sterling